Summary Prospectus dated June 1, 2018

Parametric Volatility Risk Premium - Defensive Fund

Class/Ticker     Institutional / EIVPX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 1, 2018, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/ppafunddocuments, email a request to contact@eatonvance.com, call 1-800-260-0761, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.63%
Expense Reimbursement(1)	(0.08)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.55%
(1)	The investment adviser and administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.55% for Institutional Class shares. This expense reimbursement will continue through May 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$56	$194	$343	$779

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from the start of business, February 9, 2017, to January 31, 2018, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing in a base portfolio that is generally comprised of an approximately equal mix of equity securities and money market instruments. The Fund writes (sells) call options on the S&P 500 Index, a broad-based U.S. stock market index, and/or a substitute for the S&P 500 Index on substantially the full value of the Fund’s equity securities. Substitutes for the S&P 500 Index will include S&P 500 futures contracts that seek to replicate the S&P 500 Index. The Fund also writes (sells) put options on the S&P 500 Index or a substitute for such Index on substantially the full value of the Fund’s money market instrument holdings.

The Fund employs a systematic, rules based options strategy that seeks to take advantage of the volatility risk premium, i.e., the tendency for volatility priced into an option to be higher, on average, than the volatility actually experienced on the securities underlying the option. Actual, or realized, options volatility may be higher or lower than anticipated. The Fund generally writes call and put options that have an initial maturity of approximately one month and that are “out of the money” at the time of initiation. That is, the exercise price of the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. Put and call options will normally be held until expiration when they will expire worthless, be settled by a cash payment from the Fund, or be closed through an offsetting position. The strategies expected performance is defensive when compared to a long only equity portfolio.

The Fund generally seeks to implement its options strategy so that its options contracts qualify as “section 1256 contracts” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on section 1256 contracts are generally recognized annually based on the marked-to-market value of open options positions at tax year end, with gains or losses treated as 60% long-term and 40% short-term, regardless of the holding period. The Fund intends to limit the overlap between its stock holdings and the S&P 500 Index to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law. As discussed below, straddles generally are subject to disadvantageous treatment under the Code.

The Fund’s equity investments consist of a diversified portfolio of common stocks that seeks to approximate the pretax total return performance of the S&P 500 Index but may also include equity index futures contracts. The Fund’s money market instrument investments consist primarily of U.S. Treasury securities with a maximum remaining maturity of one year or less and also include high grade investments with effective maturities of one year or less, including commercial paper issued by banks and corporations, and unaffiliated money market instruments. High-grade instruments are rated A or higher by a rating agency or deemed to be of comparable quality by the investment adviser. The Fund’s asset allocation mix between equities and money market instruments is rebalanced periodically.

In selecting the Fund’s equity investments, the portfolio managers employ a disciplined and systematic investment process to invest in a diversified portfolio of common stocks with risk and return characteristics in aggregate similar to those of the S&P 500 Index. The Fund also may invest in equity index futures to gain equity exposures. The Fund may engage in a systematic program of tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) in its equity portfolio.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Parametric Volatility Risk Premium - Defensive Fund	2	Summary Prospectus dated June 1, 2018

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Option Strategy Risk. The Fund’s option strategy seeks to take advantage of, and its effectiveness is dependent on, a general excess of option price-implied volatilities for the S&P 500 over realized index volatilities. This market observation is often attributed to an excess of natural buyers over natural sellers of S&P 500 index options. There can be no assurance that this imbalance will apply in the future over specific periods or generally. It is possible that the imbalance could decrease or be eliminated by actions of investors, including the Fund, that employ strategies seeking to take advantage of the imbalance, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

S&P 500 Index Risk. Calls and puts written by the Fund will be based on the S&P 500 Index or a substitute for the S&P 500 Index. In the case of the S&P 500 Index, returns realized on the Fund’s call and put positions over each roll cycle will be determined primarily by the performance of the S&P 500 Index. If the S&P 500 Index appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund will incur a net loss. A substitute for the S&P 500 Index represents share interests in an exchange-traded fund that seeks to replicate the performance of the S&P 500 Index. The value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the S&P 500 Index. Certain index substitute options do not qualify as “section 1256 contracts” and disposition of such index substitute options utilized will likely result in short-term or long-term capital gains or losses, depending on the holding period. An index substitute reflects the underlying risks of the S&P 500 Index and index substitute options are subject to the same risks as S&P 500 Index options.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Leverage Risk. Certain fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Generally, securities with longer maturities are more sensitive to changes in interest rates than shorter maturity securities, causing them to be more volatile. Conversely, fixed income securities with shorter maturities will be less volatile but may provide lower returns than fixed income securities with longer maturities. In a rising interest rate environment, the maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Parametric Volatility Risk Premium - Defensive Fund	3	Summary Prospectus dated June 1, 2018

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Tax Risk. Only options on certain designated qualified trading markets qualify for treatment as “section 1256 contracts,” on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. To implement its options program most effectively, the Fund may sell index options that do not qualify for treatment as “section 1256 contracts.” Gains or losses on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, generally, would be treated as short-term gains or losses. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gains or losses on positions in a straddle are subject to special (and generally disadvantageous) tax rules.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Rules-Based Management Risks. The sub-adviser uses proprietary investment techniques and analyses in making investment decisions for the Fund, seeking to achieve its investment objective while minimizing exposure to stock-specific risk. The strategy seeks to take advantage of certain quantitative and behavioral market characteristics identified by the sub-adviser, utilizing a rules-based process and disciplined rebalancing model. The Fund’s strategy has not been independently tested or validated, and there can be no assurance that it will achieve the desired results.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance history will be available for the Fund after the Fund has been in operation for one full calendar year.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

Thomas Lee, Managing Director of Investment Strategy & Research at Parametric’s Minneapolis and Westport Centers, has managed the Fund since its inception in February 2017.

Thomas C. Seto, Head of Investment Management at Parametric’s Seattle Investment Center, has managed the Fund since its inception in February 2017.

Jay Strohmaier, Managing Director and Senior Portfolio Manager, has managed the Fund since its inception in February 2017.

Parametric Volatility Risk Premium - Defensive Fund	4	Summary Prospectus dated June 1, 2018

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-260-0761. The minimum initial purchase or exchange into the Fund is $50,000 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24588 6.1.18	© 2018 Eaton Vance Management

Parametric Volatility Risk Premium - Defensive Fund	5	Summary Prospectus dated June 1, 2018